UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7740

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2008

ITEM 1.            REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / JULY 31, 2008

Western Asset
2008 Worldwide Dollar
Government Term Trust Inc.
(SBG)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The investment objective of the Fund is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	5

Schedule of investments	6

Statement of assets and liabilities	9

Statement of operations	10

Statements of changes in net assets	11

Financial highlights	12

Notes to financial statements	13

Report of independent registered public accounting firm	22

Additional information	23

Annual chief executive officer and chief financial officer certifications	29

Dividend reinvestment plan	30

Important tax information	32

Legg Mason Partners Fund Advisor, LLC(“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

Economic growth in the U.S. was mixed during the 12-month reporting period ended July 31, 2008. Looking back, third quarter 2007 U.S. gross domestic product (“GDP”)i growth was a very strong 4.8%. However, continued weakness in the housing market, an ongoing credit crunch and soaring oil and food prices then took their toll on the economy as fourth quarter 2007 GDP declined 0.2%. The economy then expanded 0.9% during the first quarter of 2008, and the preliminary estimate for second quarter GDP growth was 3.3%. In recent months, the economy was supported by strong exports and consumer spending, the latter of which was aided by the government’s tax rebate checks.

While the economy may not fall into a recession, it is a moot point for many Americans, as the job market continues to weaken and energy and food prices remain elevated. In terms of the employment picture, the U.S. Department of Labor reported that payroll employment declined in each of the first seven months of 2008, and the unemployment rate rose to 5.7% in July, its highest level since March 2004. After oil reached a record $147 a barrel on July 11, 2008, it fell to $123 as of July 31, 2008, which represented an approximate 60% increase from the price as of July 31, 2007.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Beginning in September 2007, the Fed reduced the federal funds rateiii from 5.25% to 4.75%. This marked the first such reduction since June 2003. The Fed then reduced the federal funds rate on six additional occasions through April 2008, bringing the federal funds rate to 2.00%. The Fed then shifted gears in the face of mounting inflationary prices and a weakening U.S. dollar. At its latest meetings that took place in June and August (after the reporting period ended), the Fed held rates steady. In conjunction with its August meeting, the Fed stated: “Economic activity expanded in the second quarter, partly reflecting growth in consumer spending and exports. However, labor markets have softened further and financial markets remain under considerable stress. … Inflation has been high, spurred by the earlier

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.	I

Letter from the chairman continued

increases in the prices of energy and some other commodities, and some indicators of inflation expectations have been elevated. The Committee expects inflation to moderate later this year and next year, but the inflation outlook remains highly uncertain.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In March 2008, the Fed established a new lending program allowing certain brokerage firms, known as primary dealers, to also borrow from its discount window. The Fed also increased the maximum term for discount window loans from 30 to 90 days. Then, in mid- March, the Fed played a major role in facilitating the purchase of Bear Stearns by JPMorgan Chase.

During the 12-month reporting period ended July 31, 2008, both short- and long-term Treasury yields experienced periods of extreme volatility. Investors were initially focused on the subprime segment of the mortgage- backed market. These concerns broadened, however, to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This turmoil triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). Treasury yields then rose in April, May and early June 2008, as oil prices hit record levels. However, an additional credit crunch in mid-June resulted in another flight to quality, with Treasury yields again moving lower. Overall, during the 12 months ended July 31, 2008, two-year Treasury yields fell from 4.56% to 2.52%. Over the same time frame, 10-year Treasury yields moved from 4.78% to 3.99%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 6.15%.

Periods of increased investor risk aversion caused the high-yield bond market to produce weak results over the 12 months ended July 31, 2008. During that period, the Citigroup High Yield Market Indexv returned -0.50%. While high-yield bond prices rallied on several occasions, it was not enough to overcome several flights to quality that served to drag down the sector.

Despite periods of increased investor risk aversion, the emerging debt markets posted a positive return over the 12 months ended July 31, 2008. During that period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 7.23%. Overall solid demand, an expanding global economy, increased domestic spending and the Fed’s numerous rate cuts supported the emerging market debt asset class.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

II	Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Special shareholder notice

The Fund intends to liquidate on or about November 30, 2008, in accordance with its investment objective. More information can be found by visiting www.leggmason.com/cef or by contacting the Fund at 1-888-777-0102.

Information about your fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 29, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high-yield securities.
vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.	III

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Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to manage a portfolio of fixed-income securities so as to return $10 per share (the initial public offering price per share) to investors on or about November 30, 2008, while providing high monthly income.

Western Asset Management Company (“Western Asset”), the Fund’s subadviser, utilizes a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. bond market experienced periods of increased volatility. Changing perceptions regarding the economy, inflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate. Two- and 10-year Treasury yields began the reporting period at 4.56% and 4.78%, respectively. Treasury yields then moved lower— and their prices moved higher—as concerns regarding the subprime mortgage market and a severe credit crunch triggered a massive “flight to quality.” Investors were drawn to the relative safety of Treasuries, while increased investor risk aversion caused other segments of the bond market to falter.

As conditions in the credit market worsened in August 2007, central banks around the world took action by injecting approximately $500 billion of liquidity into the financial system. Additionally, the Fed began lowering the federal funds rateii in September 2007. While this initially helped ease the credit crunch, continued subprime mortgage write-offs and weak economic data triggered additional flights to quality in November 2007 and the first quarter of 2008.

Treasury yields then moved higher in April, May and early June, as inflationary pressures increased. Over this period, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt rallied. However, the credit crunch resumed in mid-June 2008, resulting in another flight to quality, with Treasury yields moving lower. Yields were then relatively stable in July.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.	1

Fund overview continued

As of July 31, 2008, two- and 10-year Treasury yields were 2.52% and 3.99%, respectively. While the Fed attempted to stimulate growth by cutting short- term interest rates from 5.25% to 2.00% from September 2007 through April 2008, it held rates steady at its meetings in June and August.

Q. How did we respond to these changing market conditions?

A. Market conditions were challenging in the 12-month reporting period, which affected the Fund’s performance. Many asset prices remained well below, what we believe to be, their fundamental values as a result of market fears, and we underestimated the degree to which the entire financial superstructure would decline. Despite the difficult market environment, we believed that our focus on spread sectors, such as emerging markets, agency pass-through mortgages and corporate bonds was still valid.

Performance review

For the 12 months ended July 31, 2008, Western Asset 2008 Worldwide Dollar Government Term Trust Inc. returned 4.87% based on its net asset value (“NAV”)iii and 5.63% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv, returned 7.23% for the same period. The Lipper Global Income Closed-End Funds Category Averagev returned 3.64% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this 12-month period, the Fund made distributions to shareholders totaling $0.76 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of July 31, 2008. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of July 31, 2008 (unaudited)

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$10.28 (NAV)	4.87%
$10.14 (Market Price)	5.63%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

2	Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Q. What were the leading contributors to performance?

A. The Fund’s allocation to agency mortgage-backed securities contributed to performance. Issue selection of emerging market debt also contributed to performance as certain issues, such as Polish and Russian U.S. dollar- denominated sovereign debt, performed better than the benchmark.

Q. What were the leading detractors from performance?

A. Market volatility over the reporting period increased sharply as the subprime mortgage market fallout persisted. The Fund’s use of derivatives, which were employed to hedge durationvi and yield curvevii exposure, detracted from performance. The Fund’s exposure to investment grade credit detracted from performance as spreads widened. Relative to the benchmark, the Fund’s underweight to emerging market debt also detracted from performance. During the fiscal year, the emerging market sector performed well due to strong local economic fundamentals and country ratings upgrades.

Q. Were there any significant changes to the Fund during the reporting period?

A. In anticipation of the Fund’s liquidation on or about November 30, 2008, we reduced its exposure to both the emerging market debt and mortgage sectors. We slowly increased its allocation to cash and decreased the overall portfolio duration.

Looking for additional information?

The Fund is traded under the symbol “SBG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSBGX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset 2008 Worldwide Dollar Government Term Trust Inc. As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

Western Asset Management Company

August 19, 2008

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.	3

Fund overview continued

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to risks, including the possible loss of the entire principal amount that you invest. Your shares, at any point, may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may invest in foreign securities that are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Fund also may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives potentially may have a large impact on the Fund’s performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar- denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Countries covered are Argentina, Belize, Brazil, Bulgaria, Chile, China, Colombia, Dominican Republic, Ecuador, Egypt, El Salvador, Gabon, Georgia, Ghana, Hungary, Indonesia, Iraq, Jamaica, Kazakhstan, Lebanon, Malaysia, Mexico, Pakistan, Panama, Peru, the Philippines, Poland, Russia, Serbia, South Africa, Sri Lanka, Trinidad & Tobago, Tunisia, Turkey, Ukraine, Uruguay, Venezuela and Vietnam.

[v]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the 12-month period ended July 31, 2008, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

4	Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments — July 31, 2008

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report	5

Schedule of investments

July 31, 2008

WESTERN ASSET 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

FACE
AMOUNT	SECURITY	VALUE
MORTGAGE-BACKED SECURITIES — 69.6%
	FHLMC — 47.7%
	Federal Home Loan Mortgage Corp. (FHLMC):
$ 51,211	7.000% due 10/1/17	$ 54,159
29,795,997	5.576% due 5/1/36(a)	30,070,653
7,500,355	6.078% due 7/1/36(a)	7,587,743
42,173,164	6.180% due 12/1/36(a)	43,124,823
21,220,891	5.815% due 1/1/37(a)	21,538,682
22,359,445	5.751% due 5/1/37(a)	22,651,926
43,681,394	5.895% due 5/1/37(a)	44,288,614
	Total FHLMC	169,316,600
	FNMA — 21.9%
	Federal National Mortgage Association (FNMA):
1,489,788	4.787% due 2/1/35(a)	1,499,689
2,095,800	5.034% due 3/1/35(a)	2,148,828
21,086,406	5.113% due 1/1/36(a)	21,372,424
16,440,729	5.902% due 12/1/36(a)	16,743,289
17,741,714	5.952% due 12/1/36(a)	18,056,681
17,593,406	5.487% due 2/1/37(a)	17,814,563
	Total FNMA	77,635,474
	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $245,542,763)	246,952,074
COLLATERALIZED MORTGAGE OBLIGATIONS — 4.3%
	Federal Home Loan Mortgage Corp. (FHLMC):
	PAC IO:
621,565	5.000% due 3/15/14(b)	2,485
4,910,295	4.500% due 5/15/15(b)	220,437
599,532	5.500% due 9/15/22(b)	804
7,768,110	5.000% due 5/15/23(b)	1,265,080
6,340,598	5.000% due 7/15/26(b)	321,852
	PAC-1 IO:
2,223,542	5.000% due 3/15/22(b)	322,562
7,601,350	5.500% due 9/15/28(b)	722,028
9,259,269	5.500% due 2/15/30(b)	1,188,122
	Federal National Mortgage Association (FNMA):
	IO:
3,640,282	4.500% due 1/25/14(b)	60,716
3,358,413	5.000% due 5/25/16(b)	38,617
	STRIP, IO:
14,139,833	6.000% due 3/1/33(b)	4,014,045
12,512,876	5.000% due 7/1/33(b)	3,320,665
13,211,172	5.500% due 8/1/34(b)	3,636,301
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $10,575,460)	15,113,714

See Notes to Financial Statements.

6	Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report

WESTERN ASSET 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

FACE
AMOUNT	SECURITY	VALUE
CORPORATE BOND & NOTE — 1.4%
FINANCIALS — 1.4%
	Capital Markets — 1.4%
$ 4,950,000	Credit Suisse First Boston Brazil (Bahamas) Ltd., 5.850% due 11/24/08 (Cost — $4,950,000)	$ 4,941,522
MUNICIPAL BONDS — 6.1%
	Pennsylvania — 0.7%
2,515,000	Westmoreland County, PA, GO, Refunding, FGIC, zero coupon bond to yield 3.904% due 12/1/08	2,490,127
	Texas — 5.4%
11,200,000	Austin, TX, Utility Systems Revenue, Refunding, Prior Lien, MBIA, zero coupon bond to yield 3.901% due 11/15/08	11,114,432
2,705,000	Edinburg, TX, Consolidated ISD, GO, Refunding School Building, PSFG, zero coupon bond to yield 3.938% due 2/15/09	2,675,759
5,470,000	Harris County, TX, GO, FGIC, zero coupon bond to yield 3.873% due 8/15/08	5,466,061
	Total Texas	19,256,252
	TOTAL MUNICIPAL BONDS (Cost — $21,994,447)	21,746,379
U.S. GOVERNMENT & AGENCY OBLIGATION — 5.3%
	U.S. Government Agency — 5.3%
19,000,000	Federal Home Loan Bank (FHLB), 2.589% due 1/8/09(a)
	(Cost — $18,996,489)	18,992,514
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS
	(Cost — $302,059,159)	307,746,203
SHORT-TERM INVESTMENTS — 12.8%
	U.S. Government Agencies — 10.1%
	Federal Home Loan Bank (FHLB), Discount Notes:
18,000,000	2.123% due 10/24/08(c)	17,901,504
17,000,000	2.512% due 10/28/08(c)	16,902,556
880,000	Federal National Mortgage Association (FNMA), Discount Notes,
	1.825% due 12/15/08(c)(d)	871,772
	Total U.S. Government Agencies
	(Cost — $35,682,911)	35,675,832

See Notes to Financial Statements.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report	7

Schedule of investments continued

July 31, 2008

WESTERN ASSET 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

FACE
AMOUNT	SECURITY	VALUE
	Repurchase Agreement — 2.7%
$ 9,580,000

Morgan Stanley tri-party repurchase agreement dated 7/31/08, 2.130% due 8/1/08; Proceeds at maturity — $9,580,567; (Fully collateralized by U.S. government agency obligation, 0.000% due 10/15/19; Market value — $9,822,399)
(Cost — $9,580,000)

		$ 9,580,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $45,262,911)	45,255,832
	TOTAL INVESTMENTS — 99.5% (Cost — $347,322,070#)	353,002,035
	Other Assets in Excess of Liabilities — 0.5%	1,741,550
	TOTAL NET ASSETS — 100.0%	$ 354,743,585

(a)Variable rate security. Interest rate disclosed is that which is in effect at July 31, 2008.

(b)Illiquid security.

(c)Rate shown represents yield-to-maturity.

(d)All or a portion of this security is held at the broker as collateral for open futures contracts.

# Aggregate cost for federal income tax purposes is $347,420,665.

Abbreviations used in this schedule:

FGIC	–	Financial Guaranty Insurance Company – Insured Bonds
GO	–	General Obligation
IO	–	Interest Only
ISD	–	Independent School District
MBIA	–	Municipal Bond Investors Assurance Corporation – Insured Bonds
PAC	–	Planned Amortization Class
PSFG	–	Permanent School Fund Guaranty
STRIP	–	Separate Trading of Registered Interest and Principal.

See Notes to Financial Statements.

8	Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report

Statement of assets and liabilities

July 31, 2008

ASSETS:
Investments, at value (Cost — $347,322,070)	$353,002,035
Cash	974
Interest receivable	2,468,459
Prepaid expenses	18,081
Total Assets	355,489,549
LIABILITIES:
Payable to broker — variation margin on open futures contracts	360,782
Investment management fee payable	223,742
Directors’ fees payable	11,503
Accrued expenses	149,937
Total Liabilities	745,964
TOTAL NET ASSETS	$354,743,585
NET ASSETS:
Par value ($0.001 par value; 34,510,639 shares issued and outstanding; 200,000,000 shares authorized)	$ 34,511
Paid-in capital in excess of par value	318,104,655
Undistributed net investment income	21,830,326
Accumulated net realized gain on investments, futures contracts, options written and swap contracts	10,437,816
Net unrealized appreciation on investments and futures contracts	4,336,277
TOTAL NET ASSETS	$354,743,585
Shares Outstanding	34,510,639
Net Asset Value	$10.28

See Notes to Financial Statements.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report	9

Statement of operations

For the year ended July 31, 2008

INVESTMENT INCOME:
Interest	$ 20,019,676
Dividends	985,950
Total Investment Income	21,005,626
EXPENSES:
Investment management fee (Note 2)	2,677,422
Legal fees	92,067
Directors’ fees	82,123
Shareholder reports	77,193
Audit and tax	63,222
Transfer agent fees	29,373
Stock exchange listing fees	25,611
Insurance	7,343
Custody fees	5,373
Miscellaneous expenses	10,271
Total Expenses	3,069,998
NET INVESTMENT INCOME	17,935,628
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	24,252,641
Futures contracts	(9,148,120)
Written Options	30,156
Swap contracts	(908,913)
Net Realized Gain	14,225,764
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(14,729,163)
Futures contracts	(206,316)
Change in Net Unrealized Appreciation/Depreciation	(14,935,479)
NET LOSS ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS AND SWAP CONTRACTS	(709,715)
INCREASE IN NET ASSETS FROM OPERATIONS	$ 17,225,913

See Notes to Financial Statements.

10	Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report

Statements of changes in net assets

FOR THE YEARS ENDED JULY 31,	2008	2007
OPERATIONS:
Net investment income	$ 17,935,628	$ 22,169,570
Net realized gain	14,225,764	8,996,856
Change in net unrealized appreciation/depreciation	(14,935,479)	(9,700,933)
Increase in Net Assets From Operations	17,225,913	21,465,493
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(12,872,468)	(20,996,273)
Net realized gains	(13,217,575)	(33,882,545)
Decrease in Net Assets From Distributions to Shareholders	(26,090,043)	(54,878,818)
DECREASE IN NET ASSETS	(8,864,130)	(33,413,325)
NET ASSETS:
Beginning of year	363,607,715	397,021,040
End of year*	$354,743,585	$363,607,715
* Includes undistributed net investment income of:	$21,830,326	$16,221,882

See Notes to Financial Statements.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report	11

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31:

	2008	2007	2006	2005	2004
NET ASSET VALUE, BEGINNING OF YEAR	$10.54	$11.50	$11.47	$10.58	$10.19
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.52	0.64	0.78	0.76	0.73
Net realized and unrealized gain (loss)	(0.02)	(0.01)	0.02	1.01	0.54
Total income from operations	0.50	0.63	0.80	1.77	1.27
LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)	(0.61)	(0.67)	(0.66)	(0.73)
Net realized gains	(0.39)	(0.98)	(0.10)	(0.22)	(0.15)
Total distributions	(0.76)	(1.59)	(0.77)	(0.88)	(0.88)
NET ASSET VALUE, END OF YEAR	$10.28	$10.54	$11.50	$11.47	$10.58
MARKET PRICE, END OF YEAR	$10.14	$10.33	$10.81	$11.22	$11.01
Total return, based on NAV[1,2]	4.87%	5.76%	7.16%	17.28%	12.75%
Total return, based on Market Price[2]	5.63%	10.61%	3.40%	10.15%	14.50%
NET ASSETS, END OF YEAR (MILLIONS)	$355	$364	$397	$396	$365
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	0.85%	0.83%	0.85%	0.86%	0.87%
Net expenses	0.85	0.83	0.843 [3]	0.86	0.87
Net investment income	4.97	5.81	6.60	6.83	6.84
PORTFOLIO TURNOVER RATE[4]	44%	126%	553%	102%	62%
Total mortgage dollar rolls outstanding, end of year (millions)	—	$160	$381	$320	$290

[1]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[2]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
[3]	Reflects fee waivers and/or expense reimbursements.
[4]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 275%, 983%, 1,167%, 580%, and 613% for the years ended July 31, 2008, 2007, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.

12	Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (the “Fund”) was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The investment objective of the Fund is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.

In accordance with the Fund’s charter documents and approval by its Board of Directors, the Fund intends to liquidate on or about November 30, 2008. Accounting rules require that financial statements for entities in liquidation, or for which liquidation appears imminent, be prepared on a liquidation basis of accounting. As U.S. generally accepted accounting principles (“GAAP”) for investment companies are materially consistent with the liquidation basis of accounting, the financial statements have been prepared in conformity with GAAP for investment companies.

The Fund seeks to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Fund invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Fund’s investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Fund’s investment in such securities increases the risk that the Fund will return less than $10 per share in the year 2008. In addition, the Fund’s investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with GAAP. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report	13

Notes to financial statements continued

exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial futures contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

14	Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report

(d) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(e) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report	15

Notes to financial statements continued

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(h) Credit default swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

16	Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report

Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities. These upfront payments are recorded as realized gain or loss on the Statement of Operations and are amortized over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations.

Entering into a CDS swaps involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement and that there will be unfavorable changes in net interest rates.

(i) Swaptions. The Fund may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract on a future date. If a written call swaption is exercised, the writer enters a swap and is obligated to pay the fixed rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer enters a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. Changes in the value of the swaption are reported as unrealized gains or losses in the Statements of Operations. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received. When a written swaption is exercised, the premium received is added to the basis of the swap agreement entered.

Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk associated with both option contracts and swap contracts. To reduce credit risk from potential counterparty default, the Fund enters into swaption contracts with counterparties whose creditworthiness has been evaluated by the Investment Manager. The Fund bears the market risk arising from any change in index values or interest rates.

(j) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report	17

Notes to financial statements continued

diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(k) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed. These securities are generally more volatile in nature, and the risk of loss of principal is greater.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of July 31, 2008, no provision for income tax would be required in the Fund’s financial statements.

18	Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report

The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed net	Accumulated net
	investment income	realized gain
(a)	$545,284	$(545,284)

(a)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities, income from mortgage backed securities treated as capital gains for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the the Fund. The Fund pays LMPFA an investment management fee payable monthly and calculated at an aggregate annual rate of 0.75% of the Fund’s average weekly net assets up to $250 million and 0.725% of the Fund’s average weekly net assets in excess of $250 million.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended July 31, 2008, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

		U.S. GOVERNMENT &
	INVESTMENTS	AGENCY OBLIGATIONS
Purchases	—	$1,067,821,236
Sales	$115,893,352	1,159,342,205

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report	19

Notes to financial statements continued

At July 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$6,010,655
Gross unrealized depreciation	(429,285)
Net unrealized appreciation	$5,581,370

At July 31, 2008, the Fund had the following open futures contracts:

	NUMBER OF	EXPIRATION	BASIS	MARKET	UNREALIZED
	CONTRACTS	DATE	VALUE	VALUE	LOSS
Contracts to Buy:
Eurodollar	450	12/08	$109,931,625	$109,130,625	$ (801,000)
Contracts to Sell:
U.S. Treasury 5-Year Notes	600	9/08	$ 66,345,438	$ 66,801,563	$ (456,125)
U.S. Treasury 10-Year Notes	125	9/08	14,266,953	14,353,516	(86,563)
					(542,688)
Net Unrealized Loss on Open Futures Contracts					$(1,343,688)

During the year ended July 31, 2008, written option transactions for the Fund were as follows:

	NOTIONAL
	PAR	PREMIUMS
Written options, outstanding July 31, 2007	—	—
Options written	$8,300,000	$40,606
Options closed	(1,600,000)	(10,450)
Options expired	(6,700,000)	(30,156)
Written options, outstanding July 31, 2008	—	—

4. Distributions subsequent to July 31, 2008

On May 27, 2008, the Board of Directors (“Board”) declared distributions of $0.063 per common share, payable on August 29, 2008, to shareholders of record on August 22, 2008.

On August 14, 2008, the Board declared distributions of $0.063 per common share payable on September 26, 2008 and October 31, 2008 to shareholders of record on September 19, 2008 and October 24, 2008, respectively.

20	Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report

5. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$19,622,749	$21,741,703
Net long-term capital gains	6,467,294	33,137,115
Total taxable distributions	$26,090,043	$54,878,818

As of July 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$ 2,174,170
Undistributed long-term capital gains — net	4,348,341
Total undistributed earnings	$ 6,522,511
Total retained ordinary income and long-term capital gains to be distributed as part of the Fund’s liquidating distribution in November 2008 (see Note 1)	$24,568,506
Other book/tax temporary differences(a)	1,275,720
Unrealized appreciation/(depreciation)(b)	4,237,682
Total accumulated earnings/(losses) — net	$36,604,419

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book and tax amortization methods for premiums on fixed income securities.

6. Recent accounting pronouncement

On September 20, 2006, the Financial Accounting Standard Board (“FASB”) released Statement of Financial Accounting Standards No. 157, Fair Value Measurements(“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management has determined that there is no material impact to the Fund’s valuation policies as a result of adopting FAS 157. The Fund will implement the disclosure requirements beginning with its October 31, 2008 Form N-Q.

7. Subsequent event

On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship. As of its fiscal year end, the Fund had a significant percentage of its portfolio invested in mortgage-backed and other securities issued by these entities. The value of the Fund’s holdings in securities issued by these entities has not been adversely impacted. As of September 25, 2008, the Fund’s net asset value was $10.20 per share.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report	21

Report of independent registered public accounting firm

The Board of Directors and Shareholders
Western Asset 2008 Worldwide Dollar
Government Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset 2008 Worldwide Dollar Government Term Trust Inc., as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended July 31, 2004 were audited by other independent registered public accountants whose report thereon, dated September 22, 2004, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset 2008 Worldwide Dollar Government Term Trust Inc. as of July 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared on the going- concern basis of accounting, which, for this Fund, is substantially the same as liquidating basis. As more fully described in Note 1 of the Notes to the Financial Statements, on or about November 30, 2008 the Fund will liquidate under a plan of liquidation. As a result of the liquidation, proceeds will be paid to the Fund’s shareholders on that date.

New York, New York

September 25, 2008

22	Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2008 Annual Report

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS:
CAROL L. COLMAN c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None
DANIEL P. CRONIN c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 1993

Principal occupation(s) during past 5 years	Formerly, Associate General Counsel, Pfizer Inc.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.	23

Additional information (unaudited) continued

Information about Directors and Officers

PAOLO M. CUCCHI Drew University, 108 Brothers College, Madison, NJ 07940

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years	Vice President and Dean of College of Liberal Arts at Drew University

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None
LESLIE H. GELB c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2001

Principal occupation(s) during past 5 years	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)
WILLIAM R. HUTCHINSON 535 N. Michigan Avenue, Suite 1012, Chicago, IL 60611

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years	President, W.R. Hutchinson & Associates Inc.; Formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	Director of Associated Banc-Corp.

24	Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

RIORDAN ROETT The Johns Hopkins University, 1740 Massachusetts Ave., NW Washington, DC 20036

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1995

Principal occupation(s) during past 5 years	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	None
JESWALD W. SALACUSE c/o Chairman of the Fund, 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 1993

Principal occupation(s) during past 5 years	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University

Number of portfolios in fund complex overseen by director (including the Fund)	25

Other board member- ships held by Director	Director of two registered investment companies advised by Blackstone Advisors

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.	25

Additional information (unaudited) continued

Information about Directors and Officers

INTERESTED DIRECTOR

R. JAY GERKEN, CFA[2] Legg Mason & Co., LLC (“Legg Mason”), 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past 5 years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 153 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	138

Other board member- ships held by Director	None

OFFICERS:

KAPREL OZSOLAK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; Formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

26	Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

TED P. BECKER Legg Mason, 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Formerly Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past 5 years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

THOMAS C. MANDIA Legg Mason, 300 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past 5 years

Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005); Assistant Secretary of certain mutual funds associated with Legg Mason

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.	27

Additional information (unaudited) continued

Information about Directors and Officers

STEVEN FRANK Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2005

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

ALBERT LASKAJ Legg Mason, 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past 5 years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2008 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

28	Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.	29

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the SEC, the following additional disclosure is provided.

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), stockholders may elect to have all distributions, including returns of capital, if any, automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in Fund shares pursuant to the Plan. Each registered stockholder will receive from the Fund, as soon as practicable, an authorization card to be signed and returned if the stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting distributions. The Plan Agent’s fees for the reinvestment of distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The reinvestment of distributions under the Plan will not relieve participants of any federal income tax that may be payable on such distributions.

30	Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.	31

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2008:

Record Date:	12/21/2007	6/20/2008	7/18/2008
Payable Date:	12/28/2007	6/27/2008	7/25/2008
Long-Term Capital Gain Dividend	$0.061400	$0.063000	$0.063000

Subsequent to the fiscal year end, the Fund will make the following distributions from long-term capital gains:

Record Date:	9/19/2008	10/24/2008
Payable Date:	9/26/2008	10/31/2008
Long-Term Capital Gain Dividend	$0.063000	$0.063000

Additionally, a portion of the Fund’s liquidating distribution to be paid on or about November 30, 2008 will represent undistributed long-term capital gains.

The Fund hereby designates a portion of the liquidating distribution as long-term capital gains in an amount sufficient to represent any undistributed long-term capital gains retained by the Fund upon liquidation.

Please retain this information for your records.

32	Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Directors	Subadviser
Carol L. Colman	Western Asset Management Company
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Custodian
R. Jay Gerken, CFA	State Street Bank & Trust Company
Chairman	225 Franklin Street
William R. Hutchinson	Boston, Massachusetts 02110
Dr. Riordan Roett
Jeswald W. Salacuse
Transfer agent
Officers	American Stock Transfer & Trust Company
R. Jay Gerken, CFA	59 Maiden Lane
President and Chief Executive Officer	New York, New York 10038
Kaprel Ozsolak
Chief Financial Officer and Treasurer	Independent registered public accounting firm
Ted P. Becker	KPMG LLP
Chief Compliance Officer	345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Thomas Mandia	Legal counsel
Assistant Secretary	Simpson Thacher & Bartlett LLP
Steven Frank	425 Lexington Avenue
Controller	New York, New York 10017-3909
Albert Laskaj
Controller	New York Stock Exchange Symbol
SBG
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.
55 Water Street
32 Floor
New York, New York 10041

Investment manager
Legg Mason Partners Fund Advisor, LLC

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

WESTERN ASSET 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC. 55 Water Street New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset 2008 Worldwide Dollar Government Term Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock

Transfer & Trust Company

59 Maiden Lane,

New York, New York 10038

WASX010200 9/08 SR08-650

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2007 and July 31, 2008 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $56,000 in 2007 and $56,000 in 2008.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,150 in 2007 and $2,650 in 2008. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset 2008 Worldwide Dollar Government Term Trust Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset 2008 Worldwide Dollar Government Term Trust Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee duly implements policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes duly impairs the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset 2008 Worldwide Dollar Government Term Trust Inc. the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2007 and 2008; Tax Fees were 100% and 0% for 2007 and 2008; and Other Fees were 100% and 0% for 2007 and 2008.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset 2008 Worldwide Dollar Government Term Trust Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset 2008 Worldwide Dollar Government Term Trust Inc. during the reporting period were $0 in 2008.

(h) Yes.  Western Asset 2008 Worldwide Dollar Government Term Trust Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the Western Asset 2008 Worldwide Dollar Government Term Trust Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”) and Western Asset Management Company Limited (“WAML”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA and WAML may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV and the WAML Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1981.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007

Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Edward A. Moody Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager of Western Asset for more than five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of July 31, 2008.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	115 registered investment companies with $121.2 billion in total assets under management	327 Other pooled investment vehicles with $228.7 billion in assets under management	966 Other accounts with $274.5 billion in total assets under management*

Stephen A. Walsh‡	115 registered investment companies with $121.2 billion in total assets under management	327 Other pooled investment vehicles with $228.7 billion in assets under management	966 Other accounts with $274.5 billion in total assets under management*

Keith J. Gardner‡	7 registered investment companies with $1.2 billion in total assets under management	8 Other pooled investment vehicles with $1.3 billion in assets under management	0 Other accounts with $0 million in total assets under management

Jeffrey D. Van Schaick‡	4 registered investment Companies with $1.1 billion in total assets Under management	6 Other pooled investment vehicles with $1.2 billion in assets under management	20 Other accounts with $4.2 billion in total assets under management**

Michael C. Buchanan‡	19 registered investment Companies with $9.1 billion in total assets Under management	7 Other pooled investment vehicles with $5.2 billion in assets under management	19 Other accounts with $2.2 billion in total assets under management***

Edward A. Moody‡	2 registered investment Companies with $0.3 billion in total assets Under management	1 Other pooled investment vehicles with $39.9 billion in assets under management	87 Other accounts with $15.3 billion in total assets under management**

*	Includes 843 accounts managed, totaling $240.7 billion, for which advisory fee is performance based.
**	Includes 18 accounts managed, totaling $4 billion, for which advisory fee is performance based.
***	Includes 19 accounts managed, totaling $2.2 billion, for which advisory fee is performance based.
****	Includes 79 accounts managed, totaling $13 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation – with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of July 31, 2008.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	E
Stephen A. Walsh	A
Keith J. Gardner	A
Jeffrey D. Van Schaick	A
Michael C. Buchanan	A
Edward A. Moody	A

Dollar Range ownership is as follows:

A: none
B: $1 - $10,000
C: 10,001 - $50,000
D: $50,001 - $100,000
E: $100,001 - $500,000
F: $500,001 - $1 million
G: over $1 million

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)         The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the

1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Date:	October 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Date:	October 8, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Date:	October 8, 2008